UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): May 2, 2005

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                        000-50052               06-1393745
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  (State or                (Commission File Number)      (IRS Employer
Other Jurisdiction                                     Identification No.)
of Incorporation)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

      On May 2, 2005, the stockholders of Cosi, Inc. (the "Company") approved the Cosi, Inc. 2005 Omnibus Long-Term Incentive Plan ("Omnibus Plan"). The plan became effective as of May 2, 2005 and will remain in effect for a term of 10 years, unless sooner terminated in accordance with its terms. The Compensation Committee of the Company's Board of Directors (the "Committee") has full discretion and authority to determine the employees and directors eligible to participate in the Omnibus Plan and the times and types of awards to be granted. Under the Omnibus Plan, the Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and any other stock award that may be payable in shares, cash, other securities or any other form of property as may be determined by the Committee. A total of 3,700,000 shares of the Company's common stock have been reserved for issuance under the Omnibus Plan and no further awards will be made under the Amended and Restated Cosi, Inc. Stock Incentive Plan.

      A copy of the Omnibus Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Additional information about the Omnibus Plan can also be found in the Company's definitive proxy statement on Schedule 14A for the 2005 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on March 31, 2005, in the section of the proxy statement entitled "Approval of the Cosi, Inc. 2005 Omnibus Long-Term Incentive Plan."

Item 9.01 (c). Exhibits.

      10.1    Cosi, Inc. 2005 Omnibus Long-Term Incentive Plan

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cosi, Inc.

Date:  May 6, 2005


                                     /s/  Kevin Armstrong
                                   ---------------------------------------------
                                   Name: Kevin Armstrong
                                   Title: Chief Executive Officer and President

                                  EXHIBIT INDEX


                                                                  Paper (P) or
 Exhibit No.                    Description                      Electronic (E)
------------ -------------------------------------------------  ----------------
    10.1     Cosi, Inc. 2005 Omnibus Long-Term Incentive               E
             Plan